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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 17, 2003


                               TMP Worldwide Inc.
               (Exact name of issuer as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


            0-21571                          13-3906555
      (Commission File Number)     (IRS Employer Identification No.)


                                622 Third Avenue
                               New York, NY 10017
                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (212) 351-7000


                                      None.
                 (Former address, if changed since last report.)




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ITEM 5.  OTHER EVENTS.

         On March 17, 2003, TMP Worldwide Inc. (the "Company") issued the press release filed herewith as Exhibit 99.1 relating to the Securities and Exchange Commission declaring effective the Form 10 Registration Statement of Hudson Highland Group, Inc.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)    Financial Statements.

                None.

         (b)    Pro Forma Financial Information.

                None.

         (c)    Exhibits

                99.1. Press Release of the Company issued on March 17, 2003, relating to the Securities and Exchange Commission declaring effective the Form 10 Registration Statement of Hudson Highland Group, Inc.


(All other items on this report are inapplicable.)


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TMP WORLDWIDE INC.
                                       (Registrant)


                                       By:  /s/ MYRON OLESNYCKYJ
                                            ----------------------------------
                                            Myron Olesnyckyj
                                            Senior Vice President


Dated: March 17, 2003